                      METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 2, 2012
             TO THE PROSPECTUS DATED APRIL 30, 2012, AS REVISED AND
                           REPRINTED AUGUST 20, 2012

This supplement describes a new Investment Portfolio for the Class A contract issued by MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectus dated April 30, 2012, as revised and reprinted August 20, 2012.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

1. METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO

For contract owners who have elected the GMIB Max IV rider, the MetLife Multi-Index Targeted Risk Portfolio (Class B) of Met Investors Series Trust is expected to be available for allocations of Purchase Payments and transfers of Account Value on November 12, 2012.

In the "Investment Portfolio Expenses" table under "Met Investors Series Trust," add the following:

                                                         ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                     12B-1/                FUND       ANNUAL      EXPENSE      ANNUAL
                       MANAGEMENT   SERVICE     OTHER    FEES AND   PORTFOLIO    SUBSIDY OR   PORTFOLIO
                          FEES        FEES    EXPENSES   EXPENSES    EXPENSES     DEFERRAL    EXPENSES
                       -----------  --------  ---------  ---------  ----------  ------------  ---------
MetLife Multi-Index
Targeted Risk
Portfolio*                   0.18%     0.25%      3.70%      0.21%       4.34%         3.53%      0.81%

* The fees and expenses of the Portfolio are estimated for the year ending December 31, 2012.

In APPENDIX B, "Participating Investment Portfolios," add the following after "MET INVESTORS SERIES TRUST - GMIB Max Portfolios (Class B)":

    MET INVESTORS SERIES TRUST - GMIB MAX IV PORTFOLIO (CLASS B)

    In addition to the Met Investors Series Trust portfolios listed above, the following Class B Investment Portfolio is available under the contract if you elect the GMIB Max IV rider. If you do not elect the GMIB Max IV rider, the following Investment Portfolio is not available for investment.

                                                                    SUPP-MOA1112

    METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO (CLASS B)

    SUBADVISER: MetLife Investment Management, LLC (formerly, MetLife Investment Advisors Company, LLC)

    INVESTMENT OBJECTIVE: The MetLife Multi-Index Targeted Risk Portfolio seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.

2. INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

In the "PURCHASE" section, under "Investment Allocation Restrictions for Certain Riders - Investment Allocation Restrictions for the GMIB Max IV and GMIB Max III Riders," replace the first paragraph with the following:

    If you elect the GMIB Max IV or GMIB Max III riders (collectively, the "GMIB Max" riders), you may allocate your Purchase Payments and Account Value among the following Investment Portfolios (except as noted below):

        (a)   AllianceBernstein Global Dynamic Allocation Portfolio

        (b)   AQR Global Risk Balanced Portfolio

        (c)   BlackRock Global Tactical Strategies Portfolio

        (d)   Invesco Balanced-Risk Allocation Portfolio

        (e)   JPMorgan Global Active Allocation Portfolio

        (f)   MetLife Balanced Plus Portfolio

        (g)   Schroders Global Multi-Asset Portfolio

        (h)   MetLife Multi-Index Targeted Risk Portfolio*

* The MetLife Multi-Index Targeted Risk Portfolio is available only if you elect the GMIB Max IV rider.

Add the following after the sixth paragraph ("Restrictions on Investment Allocations After Rider Terminates"):

    METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO - RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER RIDER TERMINATES. If you elected the GMIB Max IV rider and it terminates, you may no longer allocate subsequent Purchase Payments or transfer Account Value to the MetLife Multi-Index Targeted Risk Portfolio. You may leave Account Value in the MetLife Multi-Index Targeted Risk Portfolio, but once you transfer Account Value from the MetLife Multi-Index Targeted Risk Portfolio to another Investment Portfolio, you will not be permitted to transfer it back to the MetLife Multi-Index Targeted Risk Portfolio.

3. MAXIMUM TOTAL ANNUAL PORTFOLIO EXPENSES

In the "FEE TABLES AND EXAMPLES" section, in the "Total Annual Portfolio Expenses" table, change the maximum from "1.34%" to "4.34%".

4. EXAMPLES

In the "FEE TABLES AND EXAMPLES" section, in the "Examples" subsection, replace Chart 1 and Chart 2 with the following:

    CHART 1. Chart 1 assumes you select the Compounded-Plus Death Benefit rider, the Additional Death Benefit - Earnings Preservation Benefit rider, and the GMIB Max IV rider (assuming the maximum 1.50% charge applies in all Contract Years), regardless of whether or not you surrender or annuitize the contract, which is the most expensive way to purchase the contract.

                               Time Periods
                1 year     3 years     5 years     10 years
              ----------  ----------  ----------  ----------
maximum       (a) $1,297  (a) $2,722  (a) $4,121  (a) $7,510
minimum       (b) $  945  (b) $1,694  (b) $2,457  (b) $4,443

    CHART 2. Chart 2 assumes you do not select optional death benefit riders or a Guaranteed Minimum Income Benefit rider, regardless of whether or not you surrender or annuitize the contract, which is the least expensive way to purchase the contract.

                               Time Periods
                1 year     3 years     5 years     10 years
              ----------  ----------  ----------  ----------
maximum       (a) $1,083  (a) $2,094  (a) $3,097  (a) $5,570
minimum       (b) $  731  (b) $1,041  (b) $1,349  (b) $2,111

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900               Telephone:  (800) 709-2811
Irvine, CA  92614

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